Dreyfus Strategic
Municipals, Inc.

ANNUAL REPORT September 30, 2001






                      Dreyfus Strategic Municipals, Inc.

                            Protecting Your Privacy

                               Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Additional Information

                            29   Important Tax Information

                            30   Proxy Results

                            33   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                       Dreyfus
                                                     Strategic Municipals, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Strategic Municipals, Inc. covers the 12-month period from October 1, 2000 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Strategic Municipals, Inc. perform during the period?

For the 12-month period ended September 30, 2001, the fund achieved a 9.52% total return.(1) Over the same period, the fund provided income dividends of $0.562 per share, which is equal to a distribution rate of 5.80%.(2)

We attribute the fund' s good performance to a favorable environment for municipal bonds. Tax-exempt securities provided strong returns because of falling short-term interest rates and high levels of demand from investors fleeing a declining stock market. Later in the reporting period, the fund was also affected by the terrorist attacks of September 11.

What is the fund's investment approach?

The fund seeks high current federally tax-exempt income from a portfolio primarily of municipal bonds.

To this end, we currently have constructed the portfolio by seeking income opportunities through analysis of each bond's structure, including paying close attention to each bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with what we believe are comparable securities. When we believe an opportunity exists, we also seek to upgrade the portfolio's investments with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented a primary driver of the fund's performance. The economy was already showing

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

signs of deterioration when the reporting period began, and the Federal Reserve Board (the "Fed") took its first steps to stimulate economic growth by reducing short-term interest rates on the first business day of January 2001. The Fed eased a total of eight times, reducing interest rates by 3.50 percentage points during the first nine months of 2001. Because we consistently maintained the fund's average weighted maturity, the fund benefited from these changes in Fed policy.

In this environment, many of the fund's income-oriented holdings benefited from a narrowing of the yield differences among highly rated securities and lower rated securities. Investors fleeing a falling stock market developed an increased appetite for income-oriented bonds. As higher yielding bonds were sold, redeemed or matured, we generally reinvested the proceeds in higher quality securities.

Toward the end of the reporting period, the fund was influenced by a major economic shock: the terrorist attacks on the World Trade Center in New York and the Pentagon near Washington, D.C. This unexpected disaster sent an already faltering U.S. economy into recession. Investors concerned about a falling stock market, a weak economy and a newly unstable international political situation flocked to higher quality, short-term securities, including tax-exempt bonds.

While the "flight to quality" generally supported municipal bond prices, helping to offset the adverse effects of greater economic uncertainty, it had a more profoundly negative influence on the prices of tax-exempt bonds issued by airlines. Since the fund' s portfolio did have holdings in airline bonds, the fund' s net asset value was affected.

What is the fund's current strategy?

Over the near term, we expect the Fed to look into reinvigorating the economy in the aftermath of September' s terrorist attacks. The longer term outlook is currently unclear and depends, in our view, on the willingness of businesses and consumers to spend their way out of recession. With that said, however, we have been encouraged by the stability and resiliency of the national municipal bond market in the aftermath of these tragic events.


Nonetheless, low prevailing interest rates have continued to present a challenge for the fund, because we have been unable to replace maturing bonds with new securities offering comparable yields. However, the leverage provided by the fund' s earlier issuance of preferred stock has helped to support the fund's dividend. In addition, we have continued to look for what we believe are attractive opportunities for current income when they become available.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 2001 (Unaudited)


  Market Price per share September 30, 2001              $9.69

  Shares Outstanding September 30, 2001             58,549,216

  New York Stock Exchange Ticker Symbol                    LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)



                                                       Fiscal Year Ended September 30, 2001
                    -----------------------------------------------------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 2000            MARCH 31, 2001            JUNE 30, 2001            SEPTEMBER 30, 2001
                    -----------------------------------------------------------------------------------------------------------

   High                         $8.75                     $9.53                    $9.34                      $10.05

   Low                           8.00                      8.75                     8.97                        9.10

   Close                         8.63                      9.35                     9.31                        9.69

PERCENTAGE GAIN based on change in Market Price*

   September 23, 1987 (commencement of operations)
      through September 30, 2001                                                                 167.86%

   October 1, 1991through September 30, 2001                                                      82.56

   October 1, 1996 through September 30, 2001                                                     33.73

   October 1, 2000 through September 30, 2001                                                     20.22

   January 1, 2001 through September 30, 2001                                                     17.44

   April 1, 2001 through September 30, 2001                                                        6.77

   July 1, 2001 through September 30, 2001                                                         5.66

NET ASSET VALUE PER SHARE

      September 23, 1987 (commencement of operations)                                            $ 9.32

      September 30, 2000                                                                           9.38

      December 31, 2000                                                                            9.57

      March 31, 2001                                                                               9.77

      June 30, 2001                                                                                9.76

      September 30, 2001                                                                           9.66

PERCENTAGE GAIN based on change in Net Asset Value*

   September 23, 1987 (commencement of operations)
      through September 30, 2001                                                                 186.50%

   October 1, 1991 through September 30, 2001                                                     91.87

   October 1, 1996 through September 30, 2001                                                     34.94

   October 1, 2000 through September 30, 2001                                                      9.52

   January 1, 2001 through September 30, 2001                                                      5.51

   April 1, 2001 through September 30, 2001                                                        1.86

   July 1, 2001 through September 30, 2001                                                          .48

*   WITH DIVIDENDS REINVESTED.




STATEMENT OF INVESTMENTS

September 30, 2001



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.5%                                                       Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.6%

Alabama Industrial Development Authority,

  SWDR (Pine City Fiber Co.)

   6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)                                         5,000,000                5,010,850

Houston County Health Care Authority

   6.25%, 10/1/2030 (Insured; AMBAC)                                                          8,000,000                8,770,880

ALASKA--1.1%

Alaska Housing Finance Corp.:

   6%, 12/1/2040                                                                              2,000,000                2,059,880

   6%, 6/1/2049 (Insured; MBIA)                                                               7,250,000                7,445,967

ARKANSAS--1.9%

Arkansas Development Finance Authority, SFMR

  (Mortgage Backed Securities Program):

      6.45%, 7/1/2031 (Guaranteed; GNMA, FNMA)                                               10,000,000               10,693,900

      6.25%, 1/1/2032 (Guaranteed; GNMA)                                                      5,000,000                5,293,000

ARIZONA--4.0%

Apache County Industrial Development Authority, PCR

  (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                         4,000,000                3,759,760

      5.875%, 3/1/2033                                                                        2,500,000                2,348,100

Maricopa Pollution Control Corp., PCR

   (Public Service Co.) 5.75%, 11/1/2022                                                      6,000,000                5,930,340

Pima County Industrial Development Authority, Industrial

   Revenue (Tucson Electric Power Co. Project) 6%, 9/1/2029                                  15,500,000               14,793,820

Tempe Industrial Development Authority, IDR

   (California Micro Devices Corp. Project) 10.50%, 3/1/2018                                  6,890,000                6,948,703

CALIFORNIA--2.4%

State of California 8.82%, 12/1/2018 (Insured; FSA)                                          10,000,000  (a,b)        10,209,800

Foothill/Eastern Corridor Agency, Toll Road Revenue

   5.75%, 1/15/2040                                                                           6,000,000                6,161,280

Los Angeles Regional Airports Improvement Corp., Lease

  Revenue (Los Angeles International Airport)

   6.35%, 11/1/2025                                                                           4,930,000                4,172,160

COLORADO--2.0%

Bent County, COP (Medium Security Correctional

   Facility Project) 9.50%, 7/15/2013                                                        11,560,000               11,925,065

Denver City and County, Airport Revenue:

   8%, 11/15/2025                                                                             3,670,000                3,696,497

   8%, 11/15/2025 (Prerefunded 11/15/2001)                                                    1,330,000  (c)           1,339,815

DISTRICT OF COLUMBIA--1.1%

District of Columbia Tobacco Settlement Financing Corp.,

   Asset Backed 6.75%, 5/15/2040                                                              8,000,000                8,840,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA--6.2%

Escambia County, PCR (Champion International
   Corp. Project) 6.90%, 8/1/2022                                                             7,000,000                7,336,140

Florida Board of Education, Capital Outlay
   9.557%, 6/1/2019                                                                          20,000,000  (a,b)        21,351,000

Florida Housing Finance Corp., Housing Revenue

  (Nelson Park Apartments)

   6.40%, 3/1/2040 (Insured; FSA)                                                            12,380,000               13,132,333

Highlands County Health Facilities Authority, HR

   (Adventist Health Systems) 5.25%, 11/15/2028                                               8,000,000                7,449,040

Orange County Health Facilities Authority, HR

   (Regional Healthcare Systems) 6%, 10/1/2026                                                2,000,000                2,085,600

South Lake County Hospital District, Health, Hospital and

  Nursing Home Revenue (South Lake Hospital Inc.)

   5.80%, 10/1/2034                                                                           1,500,000                1,524,915

GEORGIA--2.2%

Georgia Housing Finance Authority,
   SFMR 6.45%, 12/1/2030                                                                      7,495,000                8,002,861

Private Colleges and Universities Facilities Authority, Revenue

  (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     9,280,000  (c)          10,386,733

HAWAII--1.0%

Hawaii Department of Transportation, Special Facility Revenue:

   (Caterair International Corp. Project) 10.125%, 12/1/2010                                  3,900,000                3,944,421

   (Continental Airlines, Inc.) 5.625%, 11/15/2027                                            6,820,000                4,483,877

ILLINOIS--6.4%

Chicago:

   6.125%, 1/1/2028 (Insured; FGIC)                                                          15,815,000               17,402,035

   (Wastewater Transmission Revenue)

      6%, 1/1/2030 (Insured; MBIA)                                                            3,000,000                3,259,890

Chicago-O'Hare International Airport, Special Facility Revenue:

   (Delta Airlines Project) 6.45%, 5/1/2018                                                   4,855,000                4,142,189

   (United Airlines, Inc. Project) 6.30%, 5/1/2016                                            4,000,000                3,338,840

Illinois Development Finance Authority, Revenue:

  (Community Rehabilitation Providers Facilities

      Acquisition Program) 6%, 7/1/2015                                                       3,500,000                3,528,525

   Hospital (Adventist Health System/Sunbelt

      Obligated Group) 5.50%, 11/15/2029                                                      4,250,000                4,071,033

Illinois Health Facilities Authority, Revenue:

   (Advocate Network Health Care) 6.125%, 11/15/2022                                          4,020,000                4,242,427

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  8,730,000                9,125,382

   (Swedish American Hospital) 6.875%, 11/15/2030                                             5,000,000                5,430,000



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

INDIANA--3.5%

Franklin Township Independent School Building Corp.,

   First Mortgage 6.125%, 1/15/2022                                                           6,500,000                7,631,065

Indiana Housing Finance Authority, SFMR 5.95%, 1/1/2029                                       3,750,000                3,871,462

Indianapolis Airport Authority:

   (United Airlines Project) 6.50%, 11/15/2031                                               14,125,000               11,107,759

   9.918%, 11/15/2031                                                                        12,000,000  (a,b)         6,809,520

KANSAS--1.3%

Wichita, HR (Christian Health System Inc.)

   6.25%, 11/15/2024                                                                         10,000,000               10,648,000

KENTUCKY--2.3%

Kenton County Airport Board, Airport Revenue

  (Special Facilities-Delta Airlines Project):

      7.50%, 2/1/2020                                                                        10,000,000                9,549,300

      6.125%, 2/1/2022                                                                       12,000,000                9,787,200

LOUISIANA--1.2%

Parish of Saint James, SWDR
   (Freeport-McMoRan Partnership Project)
   7.70%, 10/1/2022                                                                          10,000,000                9,922,800

MARYLAND--.1%

Baltimore County, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015                                            2,500,000  (d)           1,126,550

MASSACHUSETTS--1.7%

Massachusetts Industrial Finance Agency, Revenue

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 6,000,000                5,723,280

Massachusetts Health and Educational Facilities Authority,

  Revenue:

    (Beth Israel Hospital Issue)

         8.573%, 7/1/2025 (Insured; AMBAC)                                                    3,000,000  (a)           3,202,500

      (Partners Healthcare System) 5.75%, 7/1/2032                                            5,000,000                5,113,450

MICHIGAN--2.1%

Michigan Hospital Finance Authority, HR

   (Ascension Health Credit) 6.125%, 11/15/2026                                               5,000,000                5,289,600

   (Genesys Health System Obligated Group)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (c)           6,048,700

Michigan Strategic Fund, SWDR

   (Genesee Power Station Project) 7.50%, 1/1/2021                                            7,000,000                6,918,800

MINNESOTA--.5%

Minneapolis and Saint Paul Metropolitan Airports

  Commission, Special Facilities Revenue

   (Northwest Airlines Project) 7%, 4/1/2025                                                  5,000,000                3,960,500


                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MISSISSIPPI--3.3%

Claiborne County, PCR (Middle South Energy, Inc.)

   (System Energy Resources, Inc.) 6.20%, 2/1/2026                                            5,545,000                5,544,446

Mississippi Business Finance Corp., PCR (System Energy

   Resource Inc. Project) 5.875%, 4/1/2022                                                   22,790,000               22,482,791

MISSOURI-- .5%

Saint Louis Industrial Development Authority, Revenue

   (Saint Louis Convention Center) 7.25%, 12/15/2035                                          4,250,000                4,549,413

MONTANA--1.1%

Montana Board of Housing, Single Family Mortgage

   6.45%, 6/1/2029                                                                            9,175,000                9,719,536

NEVADA--4.2%

Clark County, IDR:

   (Southwest Gas Corp.) 7.50%, 9/1/2032                                                      4,000,000                4,129,040

   (Nevada Power Company Project):

      5.50%, 10/1/2030                                                                        5,000,000                4,537,700

      5.60%, 10/1/2030                                                                        8,550,000                7,684,056

      5.90%, 10/1/2030                                                                        6,000,000                5,666,820

Washoe County (Reno-Sparks Convention Center)

   6.40%, 7/1/2029 (Insured; FSA)                                                            12,000,000               14,049,000

NEW HAMPSHIRE--3.7%

New Hampshire Industrial Development Authority, PCR:

   (Connecticut Light and Power) 5.90%, 11/1/2016                                             5,000,000                5,018,800

   (Public Service Co. Project):

      7.65%, Series A, 5/1/2021                                                              15,645,000               15,983,245

      7.65%, Series C, 5/1/2021                                                               3,500,000                3,575,670

New Hampshire Business Finance Authority, PCR, Revenue

   (Public Service Co. Project) 6%, 5/1/2021                                                  7,000,000                7,070,560

NEW JERSEY--2.8%

New Jersey Economic Development Authority, Special

   Facility Revenue (Continental Airlines Inc. Project):

      6.40%, 9/15/2023                                                                        3,000,000                2,410,380

      6.25%, 9/15/2029                                                                        5,000,000                3,839,550

New Jersey Health Facilities Financing Authority, Revenue

   (Christian Health Care Center) 8.75%, 7/1/2018                                            14,585,000               17,842,851

NEW MEXICO--.5%

Farmington, PCR (Tucson Electric Power Co., San Juan)

   6.95%, 10/1/2020                                                                           4,000,000                4,113,480

NEW YORK--2.6%

Long Island Power Authority, New York Electric
   System Revenue 7.399%, 12/1/2016                                                          10,000,000  (a,b)        10,548,300


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and Development
  Authority, Electric Facilities Revenue
  (Long Island Lighting Co.):

      7.15%, 2/1/2022                                                                         3,000,000                3,162,060

      6.90%, 8/1/2022                                                                         3,275,000                3,524,653

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          4,500,000                4,878,675

NORTH CAROLINA--.3%

Charlotte, Special Facilities Revenue (Charlotte/Douglas
   International Airport) 5.60%, 7/1/2027
   (Guaranteed; U.S. Air)                                                                     5,145,000                2,475,980

NORTH DAKOTA--1.7%

North Dakota Housing Finance Agency, Home

  Mortgage Revenue (Housing Finance Program):

      6.50%, 1/1/2031                                                                        10,000,000               10,658,000

      6.15%, 7/1/2031                                                                         3,420,000                3,569,625

OHIO--2.1%

Ohio Air Quality Development Authority, PCR

   6.10%, 8/1/2020                                                                            3,000,000                3,065,250

Ohio Housing Finance Agency,
   Residential Mortgage Revenue:

      6.25%, 9/1/2020 (Collateralized; GNMA)                                                  4,945,000                5,268,601

      6.35%, 9/1/2031 (Collateralized; GNMA)                                                  4,950,000                5,253,633

Ohio Water Development Authority, Pollution Control

  Facilities Revenue (Cleveland Electric Co.)

   6.10%, 8/1/2020                                                                            4,350,000                4,444,613

OKLAHOMA--1.5%

Oklahoma Industries Authority

   (Health System Obligated Group) 5.75%, 8/15/2029                                          12,230,000               12,809,824

PENNSYLVANIA--2.5%

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric Project) 7.625%, 5/1/2025                                              7,000,000                7,580,930

Lehigh County General Purpose Authority, Revenue
   (Wiley House) 9.50%, 11/1/2016
   (Prerefunded 11/1/2001)                                                                    3,000,000  (c)           3,079,470

Pennsylvania Housing Finance Agency,
   SFMR, 8.638%, 4/1/2025                                                                     6,000,000  (a)           6,232,500

York County Hospital Authority, Revenue

   (Health Center - Lutheran Social Services)
   6.50%, 4/1/2022                                                                            4,250,000                4,087,353


                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--2.4%

Piedmont Municipal Power Agency, Electric Revenue

   6.55%, 1/1/2016                                                                            1,690,000                1,690,642

Spartanburg County, Hospital Facilities Revenue

  (Spartanburg General Hospital System)

   9.962%, 4/13/2022 (Prerefunded 4/15/2002)                                                  7,700,000  (a,c)         8,354,500

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               9,825,000               10,505,185

TENNESSEE--3.0%

Memphis Center City Revenue Finance Corp.,
   Tennessee Sports Facility Revenue
   (Memphis Redbirds) 6.50%, 9/1/2028                                                        10,000,000                9,678,900

Tennessee Housing Development Agency
   (Homeownership Program) 6.40%, 7/1/2031                                                   14,985,000               16,047,437

TEXAS--7.5%

Austin Convention Enterprises Inc., Convention Center

   6.70%, 1/1/2028                                                                            4,000,000                4,135,920

Dallas-Fort Worth International Airport, Airport Facility

  Improvement Corp. Revenue (American Airlines Inc.)

   6.375%, 5/1/2035 (Guaranteed; American Airlines Inc.)                                      8,500,000                6,798,555

Harris County Health Facilities Development Corp., HR

  (Memorial Hermann Hospital System Project)

   6.375%, 6/1/2029                                                                           8,500,000                9,005,580

Houston Airport System, Special Facilities Revenue,

  Airport Improvement (Continental Airlines):

      6.125%, 7/15/2027                                                                       8,100,000                5,859,135

      6.75%, 7/1/2029                                                                         8,250,000                6,453,892

      5.70%, 7/15/2029                                                                        3,750,000                2,501,625

Port Corpus Christi Authority, Nueces County General

   Revenue (Union Pacific Corp.) 5.65%, 12/1/2022                                             7,750,000                7,580,895

Sabine River Authority, PCR (TXU Electric Project)

   6.45%, 6/1/2021                                                                            9,000,000                9,259,740

Texas Department of Housing and Community Affairs

   Collateralized Home Mortgage Revenue
   10.859%, 7/2/2024                                                                          5,350,000  (a)           6,333,063

Tomball Hospital Authority, Health, Hospital and
   Nursing Home Revenue (Tomball Regional Hospital)
   6%, 7/1/2025                                                                               3,500,000                3,249,435

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional Health Care

   System Project) 6.75%, 11/1/2025                                                           3,000,000                2,408,640



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTAH--.6%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           4,780,000                4,963,791

   Zero Coupon, 8/15/2024                                                                     1,545,000                  395,582

VERMONT--.8%

Vermont Housing Finance Agency,
  Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            6,270,000                6,637,547

VIRGINIA--2.0%

Fairfax County Water Authority, Revenue
   8.57%, 4/1/2029                                                                            5,000,000  (a,b)         5,096,950

Greater Richmond Convention Center Authority,
   Hotel Tax Revenue (Convention Center
   Expansion Project) 6.25%, 6/15/2032                                                       10,500,000               11,482,170

WASHINGTON--1.7%

Public Utility District No. 1 of Pend Orielle County,
   Electric Revenue 6.375%, 1/1/2015                                                          3,755,000                3,973,428

Seattle, Water System Revenue

   6%, 7/1/2029 (Insured; FGIC)                                                              10,000,000               10,841,400

WEST VIRGINIA--4.1%

Braxton County, SWDR (Weyerhaeuser Co. Project) :

   5.40%, 5/1/2025                                                                           12,800,000               12,114,176

   6.125%, 4/1/2026                                                                          14,000,000               14,386,260

West Virginia Housing Development Fund,
   Housing Finance 6.50%, 5/1/2028                                                            5,935,000                6,299,112

West Virginia Water Development Authority, Water

   Development Revenue 6.375%, 7/1/2039                                                       2,250,000                2,473,920

WISCONSIN--3.7%

Wisconsin Health and Educational Facilities Authority,

  Health, Hospital and Nursing Home Revenue

   (Aurora Health Care Inc.) 5.60%, 2/15/2029                                                 9,705,000                9,123,573

Wisconsin Housing and Economic Development
   Authority, Homeownership Revenue:

      9.891%, 7/1/2025                                                                       10,000,000  (a,b)        10,695,800

      6.45%, 9/1/2030                                                                        11,195,000               11,891,441

WYOMING--.5%

Sweetwater County, SWDR (FMC Corp. Project):

   7%, 6/1/2024                                                                               2,200,000                2,278,320

   6.90%, 9/1/2024                                                                            2,000,000                2,066,200


                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED--1.8%

Guam Housing Corp., SFMR

   5.75%, 9/1/2031 (Collateralized; FHLMC)                                                    8,225,000                8,738,404

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue 6%, 7/1/2039                                                        6,000,000                6,660,360

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $811,542,475)                                                                                               829,186,407
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.7%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--.3%

Midland County Economic Development Corp., Limited

   Obligation Revenue, VRDN (Dow Chemical Co.) 2.90%                                          2,400,000  (e)           2,400,000

VIRGINIA--.3%

Roanoke Industrial Development Authority, HR, VRDN

  (Carolion Health System)

   2.75% (SBPA; Nationsbank N.A.)                                                             2,600,000  (e)           2,600,000

WYOMING--.1%

Lincoln County, PCR, VRDN (Exxon Project) 2.80%                                               1,400,000  (e)           1,400,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $6,400,000)                                                                                                   6,400,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $817,942,475)                                                             98.2%              835,586,407

CASH AND RECEIVABLES (NET)                                                                         1.8%               15,138,398

NET ASSETS                                                                                       100.0%              850,724,805




Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                          Company

FHLMC                     Federal Home Loan Mortgage
                          Corporation

FNMA                      Federal National Mortgage
                          Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                          Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                          Agreement

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              24.7

AA                               Aa                              AA                                               14.0

A                                A                               A                                                16.0

BBB                              Baa                             BBB                                              21.9

BB                               Ba                              BB                                               11.5

B                                B                               B                                                  .7

F1                               Mig1                            SP1                                                .8

Not Rated( f)                    Not Rated( f)                   Not Rated( f)                                    10.4

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2001, THESE SECURITIES AMOUNTED TO $64,711,370 OR 7.6% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SUBSEQUENT TO 9/30/2001 THESE SECURITIES STOPPED ACCRUING INTEREST.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                             Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           817,942,475   835,586,407

Interest receivable                                                  16,564,202

Prepaid expenses                                                         20,849

                                                                    852,171,458
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           570,447

Cash overdraft due to Custodian                                         511,139

Dividends payable to preferred shareholders                              88,252

Commissions payable                                                      10,277

Accrued expenses                                                        266,538

                                                                      1,446,653
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      850,724,805
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series M, T, W, TH and F par value

  $.001 per share (11,400 shares issued and outstanding at

   $25,000 per share liquidation preference)--Note 1                285,000,000

Common Stock par value, $.001 per share

   (58,549,216 shares issued and outstanding)                           58,549

Paid-in capital                                                    551,890,239

Accumulated undistributed investment income--net                     6,453,159

Accumulated net realized gain (loss) on investments                (10,321,074)

Accumulated net unrealized appreciation

   (depreciation) on investments--Note 4                            17,643,932

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                       565,724,805
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     850,724,805
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      58,549,216

NET ASSET VALUE PER SHARE OF COMMON STOCK ($)                             9.66

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended September 30, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     55,960,632

EXPENSES:

Management fee--Note 3(a)                                            6,388,194

Commission fees--Note 1                                                753,913

Professional fees                                                      183,362

Shareholder servicing costs                                            143,215

Custodian fees--Note 3(b)                                              135,499

Shareholders' reports                                                   95,662

Registration fees                                                       58,609

Directors' fees and expenses--Note 3(c)                                 58,566

Miscellaneous                                                           44,000

TOTAL EXPENSES                                                       7,861,020

INVESTMENT INCOME--NET                                              48,099,612
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4($):

Net realized gain (loss) on investments                              (140,789)

Net unrealized appreciation (depreciation) on investments           11,272,993

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              11,132,204

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                59,231,816

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended September 30,
                                             -----------------------------------

                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         48,099,612           41,928,438

Net realized gain (loss) on investments          (140,789)         (10,047,493)

Net unrealized appreciation
   (depreciation) on investments               11,272,993           10,713,730

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                             59,231,816           42,594,675
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                 (32,904,664)         (32,319,176)

Preferred Stock                               (9,541,005)          (7,790,712)

Net realized gain on investments:

Common Stock                                         --              (895,803)

TOTAL DIVIDENDS                              (42,445,669)         (41,005,691)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Proceeds from issuance of Preferred Stock            --           285,000,000

Offering costs charged to paid-in capital resulting

   from issuance of Preferred Stock                  --            (3,405,309)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                        --           281,594,691

TOTAL INCREASE (DECREASE) IN NET ASSETS        16,786,147         283,183,675
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           833,938,658         550,754,983

END OF PERIOD                                 850,724,805         833,938,658

Undistributed investment income--net            6,453,159             799,617

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's common shares.




                                                                                      Year Ended September 30,
                                                                 ------------------------------------------------------------------

                                                                 2001           2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             9.38           9.41         10.22          10.02          9.88

Investment Operations:

Investment income--net                                            .82            .71           .56            .59           .66

Net realized and unrealized

   gain (loss) on investments                                     .18            .02          (.80)           .25           .16

Total from Investment Operations                                 1.00            .73          (.24)           .84           .82

Distributions:

Dividends from investment income--net:

   Common Stock                                                 (.56)          (.55)          (.57)          (.64)         (.68)

   Preferred Stock                                              (.16)          (.13)           --             --             --

Dividends from net realized gain

   on investments--Common Stock                                  --            (.02)           --             --             --

Total Distributions                                             (.72)          (.70)          (.57)         (.64)          (.68)

Capital Stock transactions, net effect of

   Preferred Stock offerings                                     --            (.06)            --            --              --

Net asset value, end of period                                   9.66          9.38           9.41          10.22         10.02

Market Value, end of period                                      9.69      8(9)/(16)             8      10(5)/(16)     10(5)/(8)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            20.22         14.76         (17.55)          3.35         13.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets

   applicable to Common Stock                                    1.39(b,c)     1.25(b,c)       .84            .85          .85

Ratio of net investment income to average

   net assets applicable to Common Stock                         8.49(b,c)     7.91(b,c)      5.63           5.78         6.64

Portfolio Turnover Rate                                         10.07         19.03          27.05          20.95         16.66

Asset Coverage of Preferred Stock,

   end of period                                                  299           295            --             --            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred Stock,

   end of period ($ x 1,000)                                  565,725       548,939        550,755        595,693       577,209

Preferred Stock outstanding,

   end of period ($ x 1,000)                                  285,000       285,000            --             --            --

(A)  CALCULATED BASED ON MARKET VALUE.

(B)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(C)  THE RATIO OF  EXPENSES  TO TOTAL  AVERAGE  NET  ASSETS AND THE RATIO OF NET
     INVESTMENT  INCOME  TO TOTAL  AVERAGE  NET  ASSETS  WERE  .92%  AND  5.65%,
     RESPECTIVELY,  FOR THE YEAR ENDED  SEPTEMBER  30,  2001 AND .92% AND 5.79%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the "fund") is registered under the Investment Company Act of 1940 as amended (the "Act" ), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund' s Common Stock trades on the New York Stock Exchange under the ticker symbol LEO.

The fund has outstanding 2,280 shares of Series M, Series T, Series W, Series TH and Series F Auction Preferred Stock ("APS"), each with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Banker's Trust Company, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin R. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In November 2000 the American Institute of Certified Public Accountants
(" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective October 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(C) DIVIDENDS TO SHAREHOLDERS OF COMMON STOCK ("COMMON SHAREHOLDERS(S)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 28, 2001, the Board of Directors declared a cash dividend of $.051 per share from investment income-net, payable on October 26, 2001 to Common Shareholders of record as of the close of business on October 12, 2001.

(D) DIVIDENDS TO SHAREHOLDERS OF APS: For APS, dividends are currently reset every 7 days. The dividend rates in effect at September 30, 2001were as follows:
Series M-2.25% , Series T-2.30% , Series W-2.30% , Series TH-2.30% and Series F-2.25%.


(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The Fund has an unused capital loss carryover of approximately $9,837,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expries in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 11_2% of the next $20 million and 1% of the excess over $30 million of the average value of the fund's net assets. During the period ended September 30, 2001, there was no expense reimbursement pursuant to the agreement.

The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) The fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2001, $135,499 was charged by Boston Safe Deposit and Trust Company pursuant to the custody agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $83,879,219 and $88,344,854, respectively.

At September 30, 2001, accumulated net unrealized appreciation on investments was $17,643,932, consisting of $45,501,025 gross unrealized appreciation and $27,857,093 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 8, 2001

                                                             The Fund


ADDITIONAL INFORMATION (Unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Under the fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by The Bank of New York, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

MANAGED DIVIDEND POLICY

The fund' s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net invest The Fund

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

ment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

BENEFITS AND RISKS OF LEVERAGING

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

SUPPLEMENTAL INFORMATION

For the period ended September 30, 2001, there were: (i) no material changes in the fund' s investment objectives or polices, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no material changes in the principal risk factors associated with investment in the fund. In addition, on November 1, 2001, James Welch was assigned as the person primarily responsible for the day-to-day management of the fund's portfolio.


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended September 30, 2001:

-- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

The Fund

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock ("APS") voted together as a single class on a proposal presented at the annual shareholders' meeting held on May 11, 2001. The description of the proposal and the number of shares voted are as follows:




                                                                                                        Shares
                                                                                   -------------------------------------------------

                                                                                          For                Authority Withheld
                                                                                   -------------------------------------------------

To elect three Class I Directors:((+))


      Hodding Carter III                                                            52,537,285                         1,064,010

      Joseph S. DiMartino                                                           52,584,530                         1,016,765

      Richard C. Leone                                                              52,603,355                           997,940

((+))  THE TERMS OF THESE CLASS I DIRECTORS EXPIRE IN 2004.






NOTES

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipals, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino

David W. Burke

Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin R. Pringle(*)

John E. Zuccotti(*)

* AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

Stephen E. Canter
Vice President

Mark N. Jacobs
Vice President and Treasurer

Joseph Connolly
Executive Vice President

Paul Disdier
Secretary

John B. Hammalian
Assistant Secretary

Steven F. Newman
Assistant Treasurer

Gregory S. Gruber
PORTFOLIO MANAGERS:

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace
PORTFOLIO MANAGERS (CONTINUED)

Colleen A. Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt
INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit
and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

The Bank of New York (Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: LEO

INITIAL SEC EFFECTIVE DATE

9/23/87

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                        For More Information

                        Dreyfus Strategic Municipals, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and
                        Trust Company
                        One Boston Place
                        Boston, MA 02108

                        Transfer Agent & Dividend Disbursing Agent and Registrar (Common Stock)

                        The Bank of New York
                        101 Barclay Street
                        New York, NY 10286

(c) 2001 Dreyfus Service Corporation                                  853AR0901